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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 2002



                          Inveresk Research Group, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                  000-49765                    43-1955097
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(State or Other Jurisdiction     (Commission                  (IRS Employer
       of Formation)             File Number)             Identification Number)

                 11000 Weston Parkway, Suite 100, Cary, NC 27513
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          (Address of Principal Executive Offices, Including Zip Code)


        Registrant's Telephone Number, Including Area Code (919) 460-9005
                                                           --------------
                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As of July 31, 2002, the U.K. member firm of Andersen Worldwide ("Arthur Andersen") resigned as the independent auditors of Inveresk Research Group, Inc. (the "Company"). The Company engaged the U.K. firm of Deloitte & Touche to serve as its independent auditors effective as of August 1, 2002. The decision to change independent auditors was recommended by the Audit Committee and approved by the Board of Directors of the Company.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended 2001 and 2000 and through July 31, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Company's consolidated financial statements for such years; and there were no reportable events as defined in item 304 (a) (1) (v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures and Arthur Andersen's letter confirming their agreement to the content of this filing is attached as Exhibit 99.1

During the fiscal years ended 2001 and 2002 and through July 31, 2002, the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS

         (a)      Financial Statements - None

         (b)      Pro Forma Financial Information - None

         (c)      Exhibits

                  99.1 Letter from Arthur Andersen, dated July 31, 2002, confirming their agreement to the contents of this filing.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



      Date:  August 9, 2002          INVERESK RESEARCH GROUP, INC.


                                      By:  /s/ Walter S. Nimmo
                                           ---------------------
                                           Dr. Walter S. Nimmo
                                           Chief Executive Officer and President






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                                  EXHIBIT INDEX

      Exhibit No.


         99.1 Letter from Arthur Andersen, dated July 31, 2002, confirming their agreement to the contents of this filing.